Kaufman Brothers Conference
INX Investor Overview
INX Inc.
Nasdaq: INXI
www.INXI.com
September 5, 2008
Jim Long - Chairman & CEO

[redacted]

During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

[redacted]

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These forward-looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2007 Form 10-K, which we urge you to read.

INX

GAAP Reconciliation and
 Forward-Looking Statements
All financial results shown are for continuing operations unless otherwise noted
GAAP Reconciliation
Safe Harbor Statement

Overview - INX Inc.
  INX is a network consulting and solutions company
  We plan, design, install and support complex networks for Enterprises
  We have practice areas focused in six interrelated areas:
 ➢ Enterprise Network Infrastructure
 ➢ Unified Communications and VoIP
 ➢ Wireless Networks / Mobility
 ➢ Network Security
 ➢ Network Storage

    ➢ Virtualization
  NASDAQ GM: INXI
  Shares Outstanding: ~8.8MM
  Float: ~6.8MM
  Diluted shares: ~9.5MM
  90-day avg. volume: ~36,000
  Headquarters: Houston, Texas

4

$232
$208
$156
$107
$71
$44
2003
2004
2005
2006
2007
TTM @
6/30/08

INX

Overview - INX Inc.
Revenue in millions
  Profitable, with 2007 3-year compound
 annual growth rate of revenue of 44%
  2007, 1H-2008 and most recent quarter
 reflect record revenue, record operating
 income, record non-GAAP EPS
  On a per diluted share basis revenue and
 operating income increased 21% and 78%
 respectively for 2007, and increased 18%
 and 157% respectively for 1H-2008
  Expectation of continued operating profit
 margin expansion over the next 12-18
 months, which is contingent upon
 continued revenue growth

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
4Q-06
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
Non-GAAP Diluted EPS
Average Share Price

INX

Recent Divergence Between
 Non-GAAP (Comparable) Diluted EPS and Share Price
* Non-GAAP EPS reflects trailing 12 months as of end of each quarter shown;
share price is the average daily close price during each quarterly period
  There has been a divergence between operating results improvement and stock price appreciation in recent two quarters.
  While comparable diluted non-GAAP earnings per share has continued to improve during
 1H-2008, the average closing price for INX common stock has not reflected the improving per-share fundamentals

[redacted]
$230
$210
$190
$170
$150
$130
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

Growth In 3 Key Areas Of Operating Results
  INX has materially increased all key aspects of operating performance, including:
 ➢ Revenue: +49% over past 18 months, +22 over past 12 months
 ➢ Gross profit: +54% over past 18 months, +31% over past 12 months
 ➢ Operating income: +225% over past 18 months, +98 over past 12 months
  This improvement is a result of organic revenue growth, accretive acquisitions and improving employee productivity.
TTM Revenue
TTM Gross Profit
TTM Operating Income
+ 49%
+ 54%
+225%

[redacted]
$30.0
$29.0
$28.0
$27.0
$26.0
$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
$6.0
$5.8
$5.6
$5.4
$5.2
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

Improving Per Diluted Share Operating Results
  On a per diluted share basis, INX has materially improved all key aspects of operating performance, including:
 ➢ Revenue per share +25% over past 18 months, +13% over past 12 months
 ➢ Gross profit per share +29% over past 18 months, +21% over past 12 months
 ➢ Operating income per share +172% over past 18 months, +83 over past 12 months
TTM Revenue / Share
TTM Gross Profit / Share
TTM Oper. Income / Shr.
+ 25%
+ 29%
+172%

[redacted]

[redacted]

[redacted]
[redacted]
$5.6
$4.6
$3.6
$2.6
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
25%
20%
15%
10%
5%
0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

INX

Improving Balance Sheet
  INX’s balance sheet has shown substantial improvement; currently stronger balance sheet than at any recent time
  Stockholders equity and net cash per diluted share have both improved substantially over the past 18 months
  Maximum leverage, measured in terms of the debt/equity ratio, has been around a maximum of 21%, and is at approximately 0% at 6/30/2008
Stockholder’s Equity / Share
Net Cash / Share
Debt / Equity Ratio
+ 95%

[redacted]

$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]

$26.0
$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
$19.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]

26.0%
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

Improving Return On Capital Used In Operations
 (Operating Income / Capital Used In Operations)
  Improving operating income relative to the amount of capital used to generate such operating income is key to improving long-term shareholder value
  Careful use of capital for acquisitions and other investments used to generate improving operating income has resulted in substantial improvement on the return on the capital deployed to generate such operating income
  The ratio of operating income to capital used in operations, (defined as trailing 12-
 month operating income divided by average equity capital plus debt minus cash) has improved to 23.7% at 6/30/2008 compared to 13.5% one year earlier, and compared to
 9% 18 months earlier
TTM Operating Income
TTM Average Capital Used
Ratio
+ 225%
+ 22%

Managed Services
Professional Services
Products
The INX Solutions Set
Selling network, IP telephony,
network security, wireless,
security, network storage and
virtualization products
Network assessment and
design consulting and
implementation services,
billed hourly or by project
15%-19% target gross margin,
a level we have been
achieving
30%-35% target gross margin,
trending towards this range
12%-15% of total revenue
Monitoring and management
of the customer’s network
and network-related devices
40%-50% target gross
margin, trending towards this
range
1%-2% of total revenue and
growing
80%-85% of total revenue
33% growth for 2007
29% growth for 2007
70% growth for 2007
No working capital required
Modest working capital
required
Modest working capital and
substantial investment capital
required

Increasing IP Network Importance & Complexity
 Benefits Focused Solutions Providers Like INX
Voice / Video
Wireless Access
Storage
Collaboration
Security
Demand For Focused Solutions Provider Services
Routing & Switching
Enterprise organizations are realizing
that the IP network is rapidly becoming
the platform for all forms of
communications, while at the same time
the network is becoming more complex.
INX is benefiting from this trend.
Virtualization

12

	~ 4-5 year growth forecast	~ Worldwide market size		% of total market
Managed LAN switch equipment	14.0%	$	21	24%
IP Telephony equipment	13.9%		9	10%
Secure content & threat management	12.0%		15	17%
Security and vulnerability management	18.0%		2	3%
Security services	17.0%		20	22%
Enterprise-class wireless access devices	23.1%		1	1%
External network attached storage	5.8%		20	22%
iSCSI-connected external storage	59.0%		1	1%
Totals		$	89	100%

INX

Relevant Industry/Market Growth Prospects
IDC worldwide revenue forecasts for certain industry
segments relevant to INX growth prospects:
Expected worldwide 4-5 year market segment growth forecasts and market sizes are based on IDC forecasts; worldwide market size is in billions of U.S. dollars (data from late 2007)
Note:

13

	INX Mix %	INX Estimate Of L/T Industry Growth Rates			INX '07 Total Growth	INX '07 Organic Growth
Routing/switching	67.2%	12%	-	13%	39%	29%
Unified communications	15.1%	15%	-	20%	15%	13%
Wireless	5.7%	10%	-	15%	37%	35%
Security	7.9%	10%	-	20%	58%	44%
Storage	4.1%	30%	-	60%	242%	122%
Server virtualization	0.0%	30%	-	60%	N/A	N/A
Total	100.0%					
Implied INX growth based on mix		13%		17%		

INX

INX Industry/Market Segments
 And INX Views On Organic Growth
INX estimates of long term industry growth rates are INX estimates based on IDC and other industry analyst research reports, and certain relevant manufacturer segment growth rates; INX
’07 growth is based on customer billings
Note:

Growth Strategies
 Geographic expansion
 Grow both the number and the size of clients
 Make selective, strategic, accretive acquisitions
 Expand into select, complementary categories of technology such as recent additions of network security, network storage and virtualization as focused practice areas

Austin

5 markets 3 years ago

7 new markets added in '05 & '06

New England / Boston added 8/31/07

AccessFlow Sacramento location on 6/9/08

INX

Geographic Expansion -
 3X Growth Since Mid-2005
Houston
San Antonio
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
 (Federal)
Boston
Boise
Sacramento

Schlumberger

HALLIBURTON

SAMSUNG

FOUR SEASONS
Hotels and Resorts

Reliant Energy

Neiman Marcus

GENERAL DYNAMICS
Strength On Your Side®

IBM

Department of the Army · United States of America

Department of Justice

Army National Guard

U.S. Department of Homeland Security

City of Houston · Texas

The University of Texas

Houston Independent School District

INX

Increasing Number and Size of Customers
  We serve U.S. “enterprise”
 organizations - corporate, state and
 local government, federal government,
 and education - with 200 to 50,000
 employees
  As we have become more of a
 “national” scope organization, we have
 been able to win larger customers and
 transactions
  As we continue to grow our national
 presence we believe our ability to win
 larger-sized customers will continue to
 be enhanced

Competition: National Presence +
 Focus & Expertise Are Competitive Advantages
High focus
& expertise
Low focus
& expertise
Low geographic
presence
High geographic
presence
INX’s increasingly
national presence,
combined with a high
level of focus and
expertise, is a
competitive advantage
with large, national-
presence customers
Small, focused,
regional solutions
providers
Large IT solutions
providers and
telecom carriers
Small, generalist
VARs & IT solutions
providers

INX Has Two Complementary Acquisition Strategies
  Financing is limited for these smaller, privately-held solution providers, constraining growth relative to demand for IP Communications solutions
  Purchase prices for smaller, capital constrained, private firms are modest relative to revenue generation and earnings potential as part of INX
  We add value to the organizations we acquire:
 ➢ Highly focused strategy and experience together with a national platform
 ➢ Stronger Cisco relationship; better pricing and terms on purchases
 ➢ Enhanced services capability with long term support offerings
  Allows INX to “sell deeper” into existing INX customer accounts with these complementary solutions and win projects that INX was previously excluded from because we did not offer these solutions
  Additional geographic expansion, with ability to add INX’s core competencies to acquired organizations
Acquire focused, expert solutions or consulting companies to expand a few key
“adjacent” and complementary areas of technology that we desire to strengthen
Acquire regional Cisco partners to expand geographic presence

19

	2007			1H-2008		
	Revenue	% of Total	y/y Growth %	Revenue	% of Total	y/y Growth %
"Mature" offices	$ 121.3	58%	21%	$ 64.7	52%	9%
'05-'06 acquisitions	$ 68.2	33%	30%	$ 42.7	35%	13%
Managed services	$ 4.9	2%	67%	$ 3.2	3%	57%
Total "organic"	$ 194.4	93%	**25%**	$ 110.6	89%	**11%**
Recent acquisitions	$ 13.5	7%	N/A	$ 13.0	11%	N/A
Total	$ 208.0	100%	33%	$ 123.6	100%	24%

INX

Industry-Leading Organic Revenue Growth -
 From Both “Mature” Markets & Acquisitions
Note: Dollars in millions; “mature” offices include offices in Texas and Federal office
  Measuring INX organic revenue growth vs. growth from acquisitions has been made complex due to multiple acquisitions
  INX has been producing above-industry-average organic growth from its mature offices in Texas (including Federal), as well as from the acquisitions it has made, as well as its
 “overlay” managed services business
  While organic growth for 1H-2008 did decrease to only 11% y/y growth compared to 25%
 y/y growth in 2007, organic growth still exceeded what we believe U.S. industry growth to have been

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2006
2007

$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2006
2007

INX

Outstanding Financial Performance From Our ’05-’06
 Acquisitions - 30% Growth and Improving Margin %
$3.6
6.6%
$8.0
Operating Profit
Contribution Margin %
Operating Profit
Contribution $
126%
Growth
11.4%
Note: “Operating Profit Contribution” for a business unit is the direct operating profit from such business unit without any allocation of “corporate” costs to the business unit

($ in '000s)	Digitial Precision	Network Architects	InfoGroup Northwest	Datatran	Total / Average
When acquired……………………………	Apr-03	May-05	Jun-05	Feb-06	
Price paid at closing……………………….	$ 846	$ 4,365	$ 2,523	$ 1,547	$ 9,281
Earnout paid after closing…………………	$ -	$ 1,642	$ 1,503	$ 536	$ 3,681
Total purchase price………………………	$ 846	$ 6,007	$ 4,026	$ 2,083	$ 12,962
Operating profit contribution - post 4 full quarters………………………	97	1,424	1,686	887	$ 4,094
Price / post 4 full qtrs OPC……………….	8.7	4.2	2.4	2.3	**3.2**
2007 operating profit contribution…………	$ 2,832	$ 1,121	$ 3,370	$ 1,981	$ 9,303
Price / 2007 OPC………………………….	0.2	4.0	0.9	1.1	**1.4**
1H-2008 operating profit contribution…….					$ 5,628
Price / "annualized" 1Q-2008 OPC………					**1.2**

INX

Past Acquisitions Have Been Financially
 Successful And Accretive To Earnings
Note: “Operating Profit Contribution” for a business unit is the direct operating income from such business unit without any allocation of “corporate” costs to the business unit; “annualized” 1H-2008 operating profit contribution is actual 1H-2008 operating profit contribution times two

22

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2003
2004
2005
2006
1H-07
2H-07
Q1-08
Q2-08
Products
Services

INX

Gross Margin
 Product vs. Services Revenue Sources
  Product gross margin has trended upward slightly over a multi-year period, a function of our increasingly high value-add solutions and increasing business from repeat customers
  Services gross margin declined in 2005 and 2006 due to rapid national expansion and start-up of new practice areas, both of which increased engineering and other categories of costs of service in advance of service revenue production; improving recently as benefits are realized; two recent quarters near mid-point of target of 30%-35%

22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
2003
2004
2005
2006
1H-07
2H-07
Q1-08
Q2-08
Gross Margin
Operating Profit Margin

INX

Gross and Operating Profit Margin
  Gross profit margin on total revenue has trended slightly upward over the past several years due to improving mix of service revenue and improving gross margin on both product revenue and service revenue; in 1H-2008 this trend continued
  Operating profit margin turned positive in 2004, then declined in 2005 and 2006 as we executed on rapid geographic expansion and introduced new practice areas, but has improved since 2006 as benefits of expansion have begun to be realized
* 2005 results exclude one-time non-cash charge of $5.7 million

Engineers	35	128	266%	178	39%
Sales	26	108	315%	129	19%
Branch office admin	8	33	313%	36	9%
Corporate ops	12	29	142%	37	28%
Corporate admin	16	30	88%	31	3%
Totals	97	328	238%	411	25%

Staffing Trends
 - Key To Both Growth and Improving Margins
Dec 31,
2004
+156%
+278%
Dec 31,
2007
%
Incr.
Jun 30,
2008
%
Incr.
+13%
+30%
1H-2008
  For 2007, direct employee costs were 68% of total operating expenses, so leveraging employee costs is key to improving operating profit margin
  Sales staff and engineering staff are direct revenue producing staffing, and we have been able to leverage non-direct-revenue-producing staff - key to improving profit margin
  Direct revenue-producing staffing increased 30% in 1H-2008 compared to 13% increase for non-direct revenue producing staff - key to continued organic revenue growth
Long-Term Trend

Outlook - 2 of 3 Drivers Of Year-Long Industry-Wide
 Slowdown Are Subsiding
 Since ~ July 2007, certain customers have been fearful of the possibility of a recession, and certain categories of customers continue to worry about the future of the economy and how their business will be impacted, causing them to delay moving forward with some capital expenditures
  Since ~ July 2007, large enterprise customers have been anticipating the benefits of lower interest rates as the Fed began an easing cycle - the easing cycle appears to be at an end, which is prompting some customers to move forward with capital expenditure projects
 Since ~ December 2007, corporate enterprise customers began to anticipate the possibility of a Federal government economic stimulus package containing provisions to stimulate capital spending by businesses - this was signed into law in February 2008

Recent Catalysts For Continued Growth
 Recent services contract of $8.4
 million, majority of which will be
 recognized over the remainder of
 2008 calendar year - increase in
 higher margin service revenue
 Recent Cisco relationship
 achievements present opportunities:
 TelePresence Advanced
 Technology Partner; Master of
 Security; Cisco Powered Managed
 Services Partner
 Year-ago introduction of network
 storage and network security
 yielding results - (242% and 58%
 growth respectively for 2007) + new
 addition of virtualization practice
 Data center trends (storage, iSCSI,
 FBOE) combined with Cisco’s recent
 new product announcements in this
 area (Nexus line) is creating new
 growth opportunities + AccessFlow
 Boston-based Select, Inc. acquisition is
 at the end of its ~6-9 month typical
 integration period, following which we
 have normally seen above-average
 revenue growth from past acquisitions
 Continued recent investment in hiring
 of revenue-generating employees -
 engineering staff +30% and sales staff
 + 13% in 1H-2008

27

$208
$156
$107
$71
$44
2003
2004
2005
2006
2007

Revenue in millions

INX

Summary
  Substantial long-term industry growth driven by
 implementation of VoIP technology, video over IP,
 growth of wireless access, data center
 connectivity moving to the IP network, and
 virtualization of the data center
  IP communications is a multi-billion dollar, rapidly
 growing market in which Cisco is gaining market
 share and INX is the only pure play public
 company focused on delivering Cisco IP
 communications solutions to enterprises
  Excellent track record of industry-leading organic
 growth and executing on acquisitions
  Revenue growth & improving gross margin is
 leading to improving operating profit margin %
  Recent drivers of industry-wide slowdown are
 coming to an end
  Recent catalysts for continued revenue growth